EXHIBIT 99.1

MARA Announces Strategic Partnership with Starwood to Accelerate Delivery of Cutting Edge Hyperscale, Enterprise and AI Capable Digital Infrastructure

Joint Platform Expected to Deliver Approximately 1 GW of Near-Term IT Capacity, with Pathway to More than 2.5 GW

Miami, FL, February 26, 2026 – MARA Holdings, Inc. (NASDAQ: MARA), a leading energy and compute infrastructure company, today announced it has entered into a strategic agreement with Starwood Capital Group (“Starwood”) and their dedicated data center development platform Starwood Digital Ventures (“SDV”). The partnership will enable the conversion and expansion of select MARA sites into next generation digital infrastructure capable of meeting the growing demand from enterprise, hyperscale and AI customers.

Together, MARA and Starwood will jointly develop, finance, and operate digital infrastructure projects across MARA’s existing, power-rich portfolio. SDV will lead design, development, tenant sourcing, construction and facility operations with Starwood, a leading global investment firm, providing investment expertise to support enhanced project-level economics. MARA will contribute dedicated, energy-advanced data center sites. Together, the companies expect to deliver approximately 1 gigawatt of near-term IT capacity with a pathway to more than 2.5 gigawatts. By combining MARA’s energy-backed infrastructure and operating discipline with SDV’s proven track record, we believe the companies will bring leading digital infrastructure to market faster and with greater certainty than traditional development models.

“MARA’s power rich sites give customers what they need most: predictable access to energy at scale,” said Fred Thiel, MARA’s Chairman and CEO. “Our partnership with Starwood will allow us to turn that power certainty into capacity certainty, so customers can run diverse workloads close to their data and users. This joint venture structure also gives us a more capital-efficient way to accelerate the buildout of digital infrastructure across our portfolio. Together, this partnership will accelerate our expansion into high-performance computing and advance our strategy to build an integrated, energy-backed digital infrastructure platform.”

“We are excited to partner with MARA and leverage the skill and industry expertise of our Starwood Digital Ventures platform to create significant value together,” said Barry Sternlicht, Chairman and CEO of Starwood Capital. “Data centers are the infrastructure responsible for driving the modern economy, and our partnership with MARA expands our opportunities to continue investing in this sector.”

“Under this partnership, SDV will leverage the strong execution capabilities and decades of experience across its team to deliver the scale and performance modern customers demand with an emphasis on community-conscious infrastructure,” said Anthony Balestrieri, Managing Director and Chief Executive Officer for Starwood Digital Ventures. “MARA’s operating sites and energy expertise help advance SDV’s operating philosophy in new and growing markets.”

The Intersection of Energy and Compute

MARA’s sites operate at the intersection of energy and compute, and SDV’s development engine adds the strong execution and operating capabilities that will be required to convert and expand these sites into scalable and sustainable digital infrastructure.

The companies will prioritize sites with access to low-cost energy, strong interconnection positions, and clear pathways to scale. These campuses will be designed to operate both Bitcoin mining and AI compute, giving MARA the ability to toggle workloads in response to market pricing and customer demand. This flexibility will create a clear upside for both partners, preserve economics across cycles, and provide a foundation for long term growth.

MARA Conference Call and Fourth Quarter and Fiscal Year 2025 Results

MARA has separately announced financial results for the fourth quarter and fiscal year ended December 31, 2025. The Company will hold a webcast and conference call at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) today to discuss financial results.

To register to participate in the conference call, please use the link below.

Date: Thursday, February 26, 2026

Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)

Registration link: LINK

The webcast will also be available for replay at MARA’s website at ir.mara.com. If you have any difficulty connecting to the conference call, please contact MARA’s investor relations team at ir@mara.com.

Advisors

JLL and Paul, Weiss, Rifkind, Wharton and Garrison LLP are serving as MARA's strategic and legal advisors in the transaction, respectively.

About MARA

MARA (NASDAQ: MARA) deploys digital energy technologies to advance the world's energy systems. Harnessing the power of compute, MARA transforms excess energy into digital capital, balancing the grid and accelerating the deployment of critical infrastructure. Building on its expertise to redefine the future of energy, MARA develops technologies that reduce the energy demands of high-performance computing applications, from AI to the edge.

For more information, visit www.mara.com, or follow us on:

X: @MARA
LinkedIn: www.linkedin.com/company/MARAHoldings
Facebook: www.facebook.com/MARAHoldings
Instagram: @MARAHoldingsInc

About Starwood Capital Group

Starwood Capital Group (“Starwood”) is a leading global investment firm with more than $125 billion of assets under management. Starwood focuses on investing in real assets around the globe and has invested in virtually every category of real estate totaling more than $260 billion of assets over its more than 30-year history.

Starwood has assembled one of the largest global, privately held data center development portfolios with its platforms Starwood Digital Ventures, Echelon Data Centers, its investment in ESR in Asia and joint ventures with major electric and telecom utilities including Iberdrola, S.A. in Spain and Telstra Group in Australia. Starwood is also a leading provider of credit to digital infrastructure projects through its listed mortgage REIT, Starwood Property Trust, its credit fund series and its infrastructure lending platform, Starwood Infrastructure Finance (“SIF”), which focuses on the power and energy sectors. Internationally, major development projects are currently in process in the UK, Ireland, Spain, Italy, Australia, and Japan.

About Starwood Digital Ventures

Starwood Digital Ventures (“SDV”) is Starwood Capital Group’s specialized, in-house platform for digital infrastructure investment, focusing on the development and management of data centers and digital assets. SDV’s 94-person team with data center expertise across more than 10 GW leverages decades of proven development experience and the latest technology to ensure its facilities are built and operate to the highest standards.

MARA Investor Notice

Investing in MARA securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under the heading “Risk Factors” in MARA’s most recent Annual Report on Form 10-K and any other periodic reports that MARA may file with the Securities and Exchange Commission (the “SEC”). If any of these risks were to occur, MARA’s business, financial condition or results of operations would likely suffer. In that event, the value of MARA securities could decline, and you could lose part or all of your investment. The risks and uncertainties described herein and in MARA’s SEC filings are not the only ones facing MARA. Additional risks not presently known to MARA or that MARA currently deems immaterial may also impair MARA’s business operations. In addition, MARA’s past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Forward-Looking Statements” below.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, included in this press release are forward-looking statements. The words “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” “target” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements related to MARA and SDV’s planned joint development of digital infrastructure projects; the expected capacity, scalability and performance of those facilities; the anticipated ability to shift between hyperscale and AI workloads and Bitcoin mining at those facilities; the anticipated benefits of the proposed transaction to MARA, including MARA’s expansion into high-performance computing; and MARA and SDV’s ability to advance and execute their joint digital energy infrastructure strategy. Such forward-looking statements are based on management's current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause MARA’s actual results to differ materially from those expressed or implied in these forward-looking statements. Subsequent events and developments, including actual results or changes in MARA’s assumptions, may cause MARA’s views to change. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to market conditions, the other factors discussed in the “Risk Factors” section of MARA’s most recent Annual Report on Form 10-K filed with the U.S. SEC and the risks described in other filings that MARA may make from time to time with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and MARA specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Contacts

MARA Contacts:

MARA Investor Relations: ir@mara.com

MARA Media: mara-jf@joelefrank.com

Starwood Digital Ventures Contacts:

Dana Gorman / Mallory Griffin

H/Advisors Abernathy

dana.gorman@h-advisors.global / mallory.griffin@h-advisors.global

212.371.5999